                                                                    EXHIBIT 10.1


                         FIRST AMENDMENT AND CONSENT TO
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

     This First Amendment and Consent to Fifth Amended and Restated Credit Agreement, dated as of March 29, 2006 (this "Amendment and Consent") is among DURA AUTOMOTIVE SYSTEMS, INC. (the "Parent"), the other Loan Guarantors from time to time party to the Fifth Amended and Restated Credit Agreement, DURA OPERATING CORP. (the "U.S. Borrower"), DURA AUTOMOTIVE SYSTEMS (CANADA), LTD. (the "Canadian Borrower") (U.S. Borrower and Canadian Borrower are collectively referred to herein as the "Borrowers"), the several banks and other financial institutions or entities from time to time party to the Fifth Amended and Restated Credit Agreement (the "Lenders"), BANK OF AMERICA, N.A., in its capacity as collateral agent (the "Collateral Agent") and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent for the Lenders (including its Affiliates, the "Administrative Agent").

                                   WITNESSETH:

     WHEREAS, the Parent, the other Loan Guarantors, Borrowers, the Lenders, the Collateral Agent and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement dated as of May 3, 2005 (the "Credit Agreement"; capitalized terms not otherwise defined herein having the definitions provided therefore in the Credit Agreement) and to certain other documents executed in connection with the Credit Agreement;

     WHEREAS, the Required Lenders wish to consent to certain transactions as provided herein; and

     WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Consent. Upon satisfaction of the conditions set forth in Section 3 herein the parties hereto agree that notwithstanding Section 6.08(c) of the Credit Agreement and any other provision in the Credit Agreement to the contrary, the Required Lenders hereby consent to the amendment of the Second Lien Credit Agreement in the form attached hereto as Exhibit A.

     2. Amendments

     (a) Second Lien Term Loan. The definition of "Second Lien Term Loan" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to "$150,000,000" set forth therein and inserting the reference to "$225,000,000" in place thereof.

     (b) Indebtedness under Second Lien Credit Agreement. Section 6.01(k) of the Credit Agreement is amended to delete the reference to "$150,000,000" set forth therein and insert the reference to "$225,000,000" in place thereof.

     (c) Capital Expenditures. Section 6.11 of the Credit Agreement is hereby amended and restated to read as follows:

     SECTION 6.11. Capital Expenditures. The Parent and its Subsidiaries shall not make or commit to make Capital Expenditures, except Capital Expenditures of Parent and its Subsidiaries not exceeding (i) $130,000,000 during the fiscal year 2006 and (ii) $100,000,000 per fiscal year thereafter; provided that (a) commencing with Capital Expenditures made in fiscal year 2006, such amount, if not so expended in 2006 or thereafter, as applicable, may be carried over for expenditure in the next succeeding fiscal year (for the avoidance of doubt, the Capital Expenditure limitation in fiscal year 2006 shall not receive the benefit of any unused Capital Expenditures from fiscal year 2005) and (b) Capital Expenditures made pursuant to this Section 6.11 during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and, second, in respect of amounts carried over from the prior fiscal year pursuant to clause (a) above.

     3. Conditions Precedent. The effectiveness of this Amendment and Consent is subject to the satisfaction of the following conditions precedent:

     A. Execution of Amendment and Consent. Borrowers shall have executed and delivered this Amendment and Consent.

     B. Amendment Fee. U.S. Borrower shall have paid to the Administrative Agent, for the ratable benefit of the Lenders who have executed this Amendment and Consent (the "Consenting Lenders"), an amendment fee in the amount of
0.00075 of the U.S. Revolving Commitments of the Consenting Lenders.

     C. Other Documents. Borrowers shall, and shall cause their Subsidiaries to execute and deliver such other approvals, opinions, documents or materials as the Administrative Agent may reasonably request.

     D. No Existing Default. After giving effect to this Amendment and Consent, no Default or Event of Default shall exist as of the date hereof.

     4. Covenants of Borrower

     A. Payment of Fees. Borrowers shall pay all accrued and unpaid fees, costs and expenses to the extent then due and payable, together with the reasonable legal fees and expenses of the Administrative Agent.

     5. Miscellaneous

     A. Captions. Section captions used in this Amendment and Consent are for convenience only, and shall not affect the construction of this Amendment and Consent.

     B. Governing Law. This Amendment and Consent shall be a contract made under and governed by the laws of the State of New York, but giving effect to federal laws applicable to national banks. Whenever possible each provision of this Amendment and Consent shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment and Consent shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment and Consent.

     C. Counterparts. This Amendment and Consent may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment and Consent.

     D. Successors and Assigns. This Amendment and Consent shall be binding upon the Parent, the other Loan Guarantors, Borrowers, the Lenders, the Collateral Agent and the Administrative Agent and their respective successors and assigns, and shall inure to the sole benefit of the Parent, the other Loan Guarantors, the Borrowers, the Lenders and the Administrative Agent and their respective successors and assigns.

     E. References. Any reference to the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment and Consent shall be deemed to include this Amendment and Consent unless the context shall otherwise require.

     F. Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment and Consent are not intended to and do not serve to effect a novation as to the Credit Agreement. The Credit Agreement and each of the Loan Documents remain in full force and effect.

     6. Intercreditor Agreement. The Lenders party hereto acknowledge and agree that the Second Lien Term Loan is being increased by $75,000,000 and such additional indebtedness shall constitute "Second Priority Obligations" under and as defined in the Intercreditor Agreement.

     7. Reaffirmation of Guaranty. Each of the Loan Guarantors hereby (a) acknowledge and reaffirm all of their obligations under Article X of the Credit Agreement and (b) acknowledge and agree that subsequent to, and taking into account this Amendment and Consent, Article X of the Credit Agreement shall remain in full force and effect in accordance with the terms thereof.

                  [Remainder of Page Intentionally Left Blank]

Dated as of the day and year first above written.

                                        DURA AUTOMOTIVE SYSTEMS, INC.,
                                        as Parent Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA OPERATING CORP., as U.S.
                                        Borrower


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA AUTOMOTIVE SYSTEMS
                                        (CANADA), LTD., as Canadian Borrower


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA AUTOMOTIVE CANADA ULC, as a Loan
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA ONTARIO INC., as a Loan Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

       [Signature Page to First Amendment and Consent to Fifth Amended and
                           Restated Credit Agreement]

                                        DURA CANADA LP, as a Loan Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TRIDENT AUTOMOTIVE LIMITED, as a Loan
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TRIDENT AUTOMOTIVE CANADA CO., as a Loan
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA HOLDINGS ULC, as a Loan Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA HOLDINGS CANADA LP, as a Loan
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

       [Signature Page to First Amendment and Consent to Fifth Amended and
                           Restated Credit Agreement]

                                        DURA OPERATING CANADA LP, as a Loan
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        AUTOMOTIVE AVIATION PARTNERS, LLC, as a
                                        Loan Guarantor

                                        By: DuraAircraft Operating Company,
                                            LLC, its managing member

                                        By: Dura Operating Corp.
                                        Its: Sole Member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ADWEST ELECTRONICS, INC., as a Loan
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ATWOOD AUTOMOTIVE, INC., as a Loan
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

       [Signature Page to First Amendment and Consent to Fifth Amended and
                           Restated Credit Agreement]

                                        DURA CABLES NORTH LLC, as a Loan
                                        Guarantor
                                        By: Atwood Automotive, Inc.
                                        Its: Sole Member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA CABLES SOUTH LLC, as a Loan
                                        Guarantor
                                        By: Atwood Automotive, Inc.
                                        Its: Sole Member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA G.P., as a Loan Guarantor
                                        By: Dura Operating Corp
                                        Its: Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA SPICEBRIGHT, INC. as a Loan
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

  [Signature Page to First Amendment and Consent to Fifth Amended and Restated
                               Credit Agreement]

                                        MARK I MOLDED PLASTICS OF TENNESSEE,
                                        INC., as a Loan Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA GLOBAL TECHNOLOGIES, INC., as a
                                        Loan Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA AUTOMOTIVE SYSTEMS OF INDIANA,
                                        INC., as a Loan Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA AIRCRAFT OPERATING COMPANY, LLC, as
                                        a Loan Guarantor
                                        By: Dura Operating Corp.
                                        Its: Sole Member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA BRAKE SYSTEMS, L.L.C., as a Loan
                                        Guarantor
                                        By: Dura Operating Corp.
                                        Its: Sole Member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

  [Signature Page to First Amendment and Consent to Fifth Amended and Restated
                               Credit Agreement]

                                        DURA SHIFTER L.L.C., as a Loan Guarantor
                                        By: Dura Operating Corp.
                                        Its: Sole Member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA SERVICES L.L.C., as a Loan
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Manager



                                        DURA MANCELONA L.L.C., as a Loan
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Manager


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Manager


                                        DURA FREMONT L.L.C., as a Loan Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Manager


                                        DURA GLADWIN L.L.C., as a Loan Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Manager

  [Signature Page to First Amendment and Consent to Fifth Amended and Restated
                               Credit Agreement]

                                        DURA AUTOMOTIVE SYSTEMS CABLE
                                        OPERATIONS, INC., as a Loan Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        UNIVERSAL TOOL & STAMPING COMPANY, INC., as a Loan Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TRIDENT AUTOMOTIVE, L.P., as a Loan
                                        Guarantor
                                        By: Trident Automotive Ltd.
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TRIDENT AUTOMOTIVE, L.L.C., as a Loan
                                        Guarantor
                                        By: Trident Automotive Canada Co.
                                        Its: Managing Member


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

  [Signature Page to First Amendment and Consent to Fifth Amended and Restated
                               Credit Agreement]

                                        ATWOOD MOBILE PRODUCTS, INC., as a Loan
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CREATION GROUP HOLDINGS, INC., as a Loan
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        KEMBERLY, INC., as a Loan Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CREATION GROUP, INC., as a Loan
                                        Guarantor

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CREATION GROUP TRANSPORTATION, INC., as
                                        a Loan Guarantor

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

  [Signature Page to First Amendment and Consent to Fifth Amended and Restated
                               Credit Agreement]

                                        KEMBERLY, LLC, as a Loan Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SPEC-TEMP, INC., as a Loan Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CREATION WINDOWS, INC., as a Loan
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CREATION WINDOWS, LLC, as a Loan
                                        Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

       [Signature Page to First Amendment and Consent to Fifth Amended and
                           Restated Credit Agreement]

                                        JPMORGAN CHASE BANK, N.A.,
                                        individually, as Administrative Agent,
                                        Issuing Bank and Swingline Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

       [Signature Page to First Amendment and Consent to Fifth Amended and
                           Restated Credit Agreement]

                                        BANK OF AMERICA, N.A., individually,
                                        as Collateral Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

       [Signature Page to First Amendment and Consent to Fifth Amended and
                           Restated Credit Agreement]

                                        JPMORGAN CHASE BANK, N.A.,
                                        TORONTO BRANCH


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

       [Signature Page to First Amendment and Consent to Fifth Amended and
                           Restated Credit Agreement]

                                        LENDER:

                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

       [Signature Page to First Amendment and Consent to Fifth Amended and
                           Restated Credit Agreement]

                                    EXHIBIT A

                   [Amendment to Second Lien Credit Agreement]